Filed Pursuant to Rule 497(e)

Ambassador Funds

Ambassador Money Market Fund

Registration File No. 333-36796

AMBASSADOR FUNDS

AMBASSADOR MONEY MARKET FUND

SUPPLEMENT DATED JULY 8, 2010

to

PROSPECTUS DATED NOVEMBER 23, 2009

THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS UNDER THE CAPTION “INVESTING IN THE FUND”.

In order to purchase shares of the Money Market Fund on a particular day and begin earning dividends that same day, we must receive your order before 12:00 noon, Eastern Time, that day.  Purchase orders received after 12:00 noon, Eastern Time, but prior to the close of business, are priced at the NAV determined at 4:00 pm on the day of receipt, but do not begin earning dividends until the following day.

Please keep this supplement for future reference